United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 28, 2004

                                  OXiGENE, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                           0-21990                   13-3679168
(State or other                  (Commission File            (I.R.S. Employer
jurisdiction of                        Number)              Identification No.)
incorporation)

                        230 Third Ave, Waltham, MA 02451
                        --------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (781) 547-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

         On October 28, 2004, OXiGENE Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number                            Description
--------------                            ------------

99.1             Press Release dated October 28, 2004, reporting
                 OXiGENE's financial results for the third quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004             /s/ James B. Murphy
                                   -------------------
                                   James B. Murphy, VP & Chief Financial Officer